                                                                   EXHIBIT 10.41

                         FIRST AMENDMENT TO MASTER LEASE

         THIS FIRST AMENDMENT TO MASTER LEASE (this "Amendment") is made as of February 1, 2002, by and between DOUBLE 9 PROPERTY IV LLC, a Delaware limited liability company ("Lessor"), whose address is c/o U.S. Realty Advisors, LLC, 1370 Avenue of the Americas, New York, New York 10019, and DOE FAMILY II LLC, a Massachusetts limited liability company ("Lessee"), whose address is 160 Olympia Avenue, Woburn, Massachusetts 01801.

                             PRELIMINARY STATEMENTS

         Lessor and Lessee entered into that certain Master Lease, dated as of December 4, 2001 (the "Lease"). Unless otherwise expressly provided herein, all defined terms used in this Amendment shall have the meanings ascribed to them in the Lease.

         Lessor and Lessee desire to amend the Lease to add the properties located at 1685 South Willow Street, Manchester, New Hampshire (FFC No. 8001-3358, Store No. 3031) and 196B East Main Street, Milford, Massachusetts (FFC No. 8001-3347, Store No. 2043) (collectively, the "New Properties").

                                    AGREEMENT

         In consideration of the mutual covenants and provisions of this Amendment, the parties agree as follows:

         1. AMENDMENT. A. Exhibit A of the Lease is hereby amended to delete such Exhibit originally attached to the Lease and substitute in lieu thereof the Exhibit A attached to this Amendment.

         B. Exhibit A-1 of the Lease is hereby amended to add thereto the legal descriptions attached as Exhibit A-1 to this Amendment.

         C. The definition of "Base Annual Rental" in Section 1 of the Lease is hereby amended to read as follows from and after the date of this Amendment:

         "Base Annual Rental" means $1,850,276.16, subject to the increases provided in Section 5.B.

         2. REPRESENTATIONS AND WARRANTIES. All representations and warranties of Lessee in the Lease with respect to the properties covered by the Lease (including, without limitation, those contained in Sections 7 and 16 of the Lease) are hereby made by Lessee as of the date hereof with respect to the New Properties.

         3. RATIFICATION. Except as otherwise expressly set forth in this Amendment, the Lease is unmodified and in full force and effect.

         4. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original.

         5. LIABILITY LIMITATION. The liabilities and obligations of Lessor and Lessee under this Amendment are subject to the provisions of Section 36 of the Lease, the terms of which are incorporated herein by this reference.

         IN WITNESS WHEREOF, Lessor and Lessee have entered into this Amendment as of the date first above written.

                                        LESSOR:

                                        DOUBLE 9 PROPERTY IV LLC, a Delaware
                                        limited liability company

                                        By    Double 9 Equity IV LLC, a Delaware
                                              limited liability company, its
                                              member manager

                                        By:  /s/ Laurie A. Hawkes
                                             -----------------------------------
                                              Laurie A. Hawkes
                                              Its Vice President, Assistant
                                              Secretary and Assistant Treasurer

                                        LESSEE:

                                        DOE FAMILY II LLC, a Massachusetts
                                        limited liability company

                                        By:  /s/ Charles F. Doe, Jr.
                                             -----------------------------------
                                            Charles F. Doe, Jr.
                                            A Manager

                                        CONSENTED TO:

                                        GE CAPITAL FRANCHISE FINANCE
                                        CORPORATION, a Delaware corporation

                                        By:  /s/ Gary J. Naquin
                                             -----------------------------------
                                        Printed Name: Gary J. Naquin
                                        Its: Vice President

         The undersigned are joining in the execution and delivery of this Amendment to evidence their consent to the terms and conditions of this Amendment and to confirm that this Amendment is included within the definition of "Documents" set forth in that certain Unconditional Guaranty of Payment and Performance dated as of December 4, 2001, executed by the undersigned for the benefit of Lessor.

                                        99 BOSTON, INC.,
                                        a Massachusetts corporation

                                        By:  /s/ Charles F. Doe, Jr.
                                             -----------------------------------
                                            Charles F. Doe, Jr.
                                            Its President


                                        99 WEST, INC.,
                                        a Massachusetts corporation

                                        By:  /s/ Charles F. Doe, Jr.
                                             -----------------------------------
                                            Charles F. Doe, Jr.
                                            Its President

STATE OF NEW YORK                           ]
                                            ] SS.
COUNTY OF NEW YORK                          ]


         The foregoing instrument was acknowledged before me on January 31st, 2002 by Laurie A. Hawkes, Vice President, Assistant Secretary and Assistant Treasurer of Double 9 Equity IV LLC, a Delaware limited liability company, member manager of Double 9 Property IV LLC, a Delaware limited liability company, on behalf of the limited liability company.

                                        /s/ Jeffrey M. Ware
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:


----------------------------------------





STATE OF MASSACHUSETTS                      ]
                                            ] SS.
COUNTY OF MIDDLESEX                         ]


         The foregoing instrument was acknowledged before me on January 31, 2002 by Charles F. Doe, Jr., a Manager of Doe Family II LLC, a Massachusetts limited liability company, on behalf of the limited liability company.



                                        /s/
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

 11/2/2002
----------------------------------------

STATE OF ARIZONA                            ]
                                            ] SS.
COUNTY OF MARICOPA                          ]


         The foregoing instrument was acknowledged before me on February 1, 2002 by Gary J. Naquin, Vice President of GE Capital Franchise Finance Corporation, a Delaware corporation, on behalf of the corporation.

                                        /s/ Lisa J. Everroad
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:


----------------------------------------

STATE OF MASSACHUSETTS                      ]
                                            ] SS.
COUNTY OF MIDDLESEX                         ]


         The foregoing instrument was acknowledged before me on January 31, 2002 by Charles F. Doe, Jr., a Manager of Doe Family II LLC, a Massachusetts limited liability company, on behalf of the limited liability company.

                                        /s/
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

 11/2/2002
----------------------------------------

STATE OF MASSACHUSETTS                      ]
                                            ] SS.
COUNTY OF MIDDLESEX                         ]


         The foregoing instrument was acknowledged before me on January 31, 2002 by Charles F. Doe, Jr., a Manager of Doe Family II LLC, a Massachusetts limited liability company, on behalf of the limited liability company.

                                        /s/
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:

 11/2/2002
----------------------------------------

                                    EXHIBIT A

                                   PROPERTIES

                                    EXHIBIT A
                                     Pool 4

  FFC #                 STORE #                       ADDRESS                         CITY               STATE
8001-3344                2039                  821 Fall River Avenue                 Seekonk               MA
8001-3341                3032                  99 Belmont Street                     Easton                MA
8001-3345                2041                  110 South Street                      Waltham               MA
8001-3358                3031                  1685 South Willow Street              Manchester            NH
8001-3347                2043                  196B East Main Street                 Milford               MA
8001-3346                2042                  1510 S. Washington Street             North Attleboro       MA
8001-3342                3033                  850 Chelmsford Street                 Lowell                MA
8001-3339                3020                  194 Cambridge Road                    Woburn                MA
8001-3332                3002                  464 Lowell Street (Rt 133)            Andover               MA

                                   EXHIBIT A-1

                                  NEW PROPERTY

                                LEGAL DESCRIPTION

         The land, with the buildings and improvements thereon, situated on the northerly side of East Main Street (Route 16), in Milford, Worcester County, Massachusetts, and being shown as Lot 17H on a plan of land entitled: "Plan of Land in Milford, Mass. Property of: Madlyn A. Fafard & Richard E. Terrill, Trustees of Quarry Square Realty Trust" ("Fafard"), Scale: 20 feet to an inch,
Date: August 3, 1994, which plan is recorded with the Worcester District Registry of Deeds in Plan Book 685, Plan 18, and to which plan reference is made for a more particular description.

         Said Lot 17H is conveyed with the benefit of:

                  An exclusive right and easement for use of the northern two-thirds of that area, shown on the Plan as "Access, Utility and Parking Easement Area = 17,797 +/- s.f." north of the northern bound of Lot 17H, as twenty-six parking spaces, more or less, and at the western end, site for a dumpster, which improvements are shown on the Guerriere and Halnon, Inc. Site and Resource Area Plan (the "Site Plan") dated June 29, 1994, and a non-exclusive access and utility easement over the southern third of said Area.

         An exclusive right to use those parking spaces shown on Site Plan aforesaid which lie in the area shown on the Plan as that portion of the 17,797 s.f. Access, Utility & Parking Easement Area east of the 143.75' easterly lot line of Lot 17H, and a non-exclusive right to use the Easement Area east of the 143.75' easterly lot line of Lot 17H for utility purposes. Fafard retains exclusive right to erect and maintain signage on this area.

                  Non-exclusive easements for pedestrian and vehicular access and for above and below ground installation, maintenance and repair of drainage and utility systems, over those areas of the Plan shown as "Access and Utility Easement Area = 10,419 +/- s.f" and "Access and Utility Easement Area = 7550 +/- s.f."

                  A non-exclusive easement to discharge water into that area shown on the Plan as "Drainage Easement, 400 +/- s.f." This easement may be relocated by Fafard with prior notice to, but without consent of, Charles F. Doe, Jr., Dana G. Doe and William A. Doe, Trustees of Doe Family Trust II under Declaration of Trust dated September 16, 1992, provided that written approval of said relocation of easement has first been obtained from the Milford Conservation Commission.

FFC No. 8001-3347
Store No. 2043
Milford, MA

PARCEL I

A certain tract or parcel of land located in Manchester, Hillsborough County, New Hampshire, bounded and described as follows:

Commencing at a point on the easterly side of Auto Center Road, so-called, which point is the northwest corner of New Lot 2 as shown on the Plan hereinafter referred to; thence running along the easterly side of Auto Center Road North 0 degrees 36' 15" East a distance of 23.84 feet to a stone bound; thence running along the easterly side of Auto Center Road North 02 degrees 2' 11" East a distance of 165.44 feet to a stone bound; thence continuing along Auto Center Road along a curve to the right having a radius of 193.00 feet and a length of
48.75 feet to a stone bound: thence North 83 degrees 30' 00" a distance of
176.45 feet to a stone bound; thence South 09 degrees 13' 20" East a distance of 200 feet along land now or formerly of 1685 South Willow Street Corp. to a stone bound; thence South 80 degrees 46' 40" West a distance of 49.95 feet to a stone bound; thence South 73 degrees 16' 09" West a distance of 179.64 feet to the point of beginning.

Meaning and intending to convey Lot 4 as shown on "Resubdivision Plan of Lot 2, O & C Realty, Auto Center Road, Manchester, New Hampshire", dated June 1988, revised July 5, 1988 and recorded with the Hillsborough County Registry of Deeds as Plan No. 22487.

PARCEL II

A certain tract or parcel of land in Manchester, Hillsborough County, New Hampshire with the buildings and improvements thereon, bounded and described as follows:

Commencing at a point of the westerly side of South Willow Street, also known as New Hampshire Route 28, said point being located fifty (50) feet southerly from the southeasterly corner of land formerly of Gerino Coco, said fifty-(50)-foot strip having been reserved for a proposed street; thence running Southerly along South Willow Street for a distance of two hundred (200) feet to a stake; thence westerly at right angles for a distance of three hundred fifty (350) feet, more or less, to an iron pin found; thence northerly at right angles two hundred
(200) feet by land now or formerly of Q.C. Rentals, Inc. to a stake; thence easterly at right angles three hundred fifty (350) feet, more or less, by property now or formerly of Goren and Philo and passing through an iron pin found and running to the said South Willow Street at the point of beginning.

For informational purposes only, the premises are presently identified on the City of Manchester Assessor's Map 874 as Lots 11A and 6.

FFC 8001-3358
Manchester, NH